FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of May 2, 2019, by and among SILICON VALLEY BANK, a California corporation (“Bank”), MITEK SYSTEMS, INC., a Delaware corporation (“Parent”), and IDCHECKER, INC., a California corporation (together with Parent, each a “Co-Borrower” and collectively, “Co-Borrowers”).
Recitals
A.Bank and Co-Borrowers have entered into that certain Loan and Security Agreement dated as of May 3, 2018 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”). Bank has extended credit to Co-Borrowers for the purposes permitted in the Loan Agreement.
B.Co-Borrowers have requested that Bank amend the Loan Agreement to extend the Revolving Line Maturity Date.
C.Bank has agreed to so amend the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.
Agreement
        Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:
1.Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.
2.Amendment to Loan Agreement.
2.1 Section 13 (Definitions). The following term and its respective definition hereby is amended and restated in its entirety in Section 13.1 of the Loan Agreement to read as follows:
“Revolving Line Maturity Date” is September 30, 2020.
3.Limitation of Amendment.
3.1 This Amendment is effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.
3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.
4.Representations and Warranties. Each Co-Borrower represents and warrants to Bank as follows:
4.1 (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;
4.2 Co-Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement;
4.3 The organizational documents of Co-Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;
4.4 The execution and delivery by Co-Borrower of this Amendment and the performance by Co-Borrower of its obligations under the Loan Agreement have been duly authorized by all necessary action on the part of Co-Borrower;
4.5 The execution and delivery by Co-Borrower of this Amendment and the performance by Co-Borrower of its obligations under the Loan Agreement do not and will not contravene (a) any law or regulation binding on or affecting Co-Borrower, (b) any contractual restriction with a Person binding on Co-Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Co-Borrower, or (d) the organizational documents of Co-Borrower;
4.6 The execution and delivery by Co-Borrower of this Amendment and the performance by Co-Borrower of its obligations under the Loan Agreement do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Co-Borrower, except as already has been obtained or made; and
4.7 This Amendment has been duly executed and delivered by Co-Borrower and is the binding obligation of Co-Borrower, enforceable against Co-Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.
5.Prior Agreement. The Loan Documents are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment is not a novation and the terms and conditions of this Amendment shall be in addition to and supplemental to all terms and conditions set forth in the Loan Documents. In the event of any conflict or inconsistency between this Amendment and the terms of such documents, the terms of this Amendment shall be controlling, but such document shall not otherwise be affected or the rights therein impaired.
6.Each Co-Borrower hereby represents and warrants to Bank, and Bank is relying thereon, as follows:
2

(a) Except as expressly stated in this Amendment, neither Bank nor any agent, employee or representative of Bank has made any statement or representation to Co-Borrower regarding any fact relied upon by Co-Borrower in entering into this Amendment.
(b) Co-Borrower has made such investigation of the facts pertaining to this Amendment and all of the matters appertaining thereto, as it deems necessary.
(c) The terms of this Amendment are contractual and not a mere recital.
(d) This Amendment has been carefully read by Co-Borrower, the contents hereof are known and understood by Co-Borrower, and this Amendment is signed freely, and without duress, by Co-Borrower.
7.Ratification of Perfection Certificate.  Each Co-Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated on or prior to the Effective Date and acknowledges, confirms and agrees that the disclosures and information such Co-Borrower provided to Bank in such Perfection Certificate have not changed, as of the date hereof.
8.Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.
9.Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
10.Conditions to Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of (i) this Amendment by each party hereto, and (ii) an updated Corporate Borrowing Certificate from each Co-Borrower in the form attached hereto, and (b) Co-Borrowers’ payment of (i) an amendment fee in an amount equal to Thirty-Five Thousand Dollars ($35,000), and (ii) all Bank Expenses due and owing as of the date hereof, which, in either case, may be debited from any of Co-Borrowers’ accounts at Bank.
11.Miscellaneous.
11.1 This Amendment shall constitute a Loan Document under the Loan Agreement; the failure to comply with the covenants contained herein shall constitute an Event of Default under the Loan Agreement; and all obligations included in this Amendment (including, without limitation, all obligations for the payment of principal, interest, fees, and other amounts and expenses) shall constitute obligations under the Loan Agreement and secured by the Collateral.
11.2 Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
12.Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.
[Balance of Page Intentionally Left Blank]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

CO-BORROWERS: MITEK SYSTEMS, INC.
By	/s/ Jeffrey C. Davison
Name:	Jeffrey C. Davison
Title:	Chief Financial Officer

IDCHECKER, INC.
By	/s/ Jeffrey C. Davison
Name:	Jeffrey C. Davison
Title:	Chief Financial Officer

BANK: SILICON VALLEY BANK
By	/s/ Kadie Sobel
Name:	Kadie Sobel
Title:	Director

CORPORATE BORROWING CERTIFICATE

Co-Borrower: MITEK SYSTEMS, INC., a California corporation Date: May 2, 2019
Bank:  SILICON VALLEY BANK

I hereby certify as follows, as of the date set forth above:
1. I am the Secretary, Assistant Secretary or other officer of Co-Borrower . My title is as set forth below.

2. Co-Borrower’s exact legal name is set forth above. Co-Borrower is a corporation existing under the laws of the State of Delaware.

3. Attached hereto are true, correct and complete copies of Co-Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Co-Borrower is incorporated as set forth above. Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Co-Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Silicon Valley Bank (“Bank”) may rely on them until Bank receives written notice of revocation from Co-Borrower.

Resolved, that any one of the following officers or employees of Co-Borrower, whose names, titles and signatures are below, may act on behalf of Co-Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Scipio M. Carnecchia	Chief Executive Officer	/s/ Scipio M. Carnecchia	☑
Jeffrey C. Davison	Chief Financial Officer	/s/ Jeffrey C. Davison	☑
Trevor Renfield	VP, Corporate Controller	/s/ Trevor Renfield	☑
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Co-Borrower.

Resolved Further, that such individuals may, on behalf of Co-Borrower:

Borrow Money. Borrow money from Bank.
Execute Loan Documents. Execute any loan documents Bank requires.
Grant Security. Grant Bank a security interest in any of Co-Borrower’s assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Co-Borrower has an interest and receive cash or otherwise use the proceeds.
Apply for Letters of Credit. Apply for letters of credit from Bank.
Enter Derivative Transactions. Execute spot or forward foreign exchange contracts, interest rate swap agreements, or other derivative transactions.
Issue Warrants. Issue warrants for Co-Borrower’s capital stock.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Co-Borrower’s right to a jury trial) they believe to be necessary to effect these resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Co-Borrower’s officers or employees with their titles and signatures shown next to their names.

MITEK SYSTEMS, INC.

By:	/s/ Scipio M. Carnecchia
Name:	Scipio M. Carnecchia
Title:	Chief Executive Officer

        *** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Co-Borrower.

        I, Jason Gray the General Counsel__ of Co-Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:	/s/ Jason Gray
Name:	Jason Gray
Title:	General Counsel

CORPORATE BORROWING CERTIFICATE

Co-Borrower: IDCHECKER, INC., a California corporation   Date: May 2, 2019
Bank:  SILICON VALLEY BANK

I hereby certify as follows, as of the date set forth above:
1. I am the Secretary, Assistant Secretary or other officer of Co-Borrower. My title is as set forth below.

2. Co-Borrower’s exact legal name is set forth above. Co-Borrower is a corporation existing under the laws of the State of California.

3. Attached hereto are true, correct and complete copies of Co-Borrower’s Articles of Incorporation (including amendments), as filed with the Secretary of State of the state in which Co-Borrower is incorporated as set forth above. Such Articles of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Co-Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Silicon Valley Bank (“Bank”) may rely on them until Bank receives written notice of revocation from Co-Borrower.

Resolved, that any one of the following officers or employees of Co-Borrower, whose names, titles and signatures are below, may act on behalf of Co-Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Scipio M. Carnecchia	Chief Executive Officer	/s/ Scipio M. Carnecchia	☑
Jeffrey C. Davison	Chief Financial Officer	/s/ Jeffrey C. Davison	☑
Trevor Renfield	VP, Corporate Controller	/s/ Trevor Renfield	☑
□

Resolved Further, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Co-Borrower.

Resolved Further, that such individuals may, on behalf of Co-Borrower:

Borrow Money. Borrow money from Bank.
Execute Loan Documents. Execute any loan documents Bank requires.
Grant Security. Grant Bank a security interest in any of Co-Borrower’s assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Co-Borrower has an interest and receive cash or otherwise use the proceeds.
Apply for Letters of Credit. Apply for letters of credit from Bank.
Enter Derivative Transactions. Execute spot or forward foreign exchange contracts, interest rate swap agreements, or other derivative transactions.
Issue Warrants. Issue warrants for Co-Borrower’s capital stock.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Co-Borrower’s right to a jury trial) they believe to be necessary to effect these resolutions.

Resolved Further, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Co-Borrower’s officers or employees with their titles and signatures shown next to their names.

IDCHECKER, INC.

By:	/s/ Scipio M. Carnecchia
Name:	Scipio M. Carnecchia
Title:	Chief Executive Officer

        *** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Co-Borrower.

        I, Jason Gray the General Counsel of Co-Borrower, hereby certify as to paragraphs 1 through 5 above, as of the date set forth above.

By:	/s/ Jason Gray
Name:	Jason Gray
Title:	General Counsel